OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2011 Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-07324________________________

Gardner Lewis Investment Trust

(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

CT Corporation System

                                                                                  155 Federal Street, Suite 700                 Boston, Massachusetts 02110

(Name and address of agent for service)

With a copy to:

Tina H. Bloom, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

John H. Lively, Esq.
Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, Missouri 64112

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         October 31, 2009

Date of reporting period:       October 31, 2009

Item 1.	Reports to Stockholders.

The Chesapeake Core Growth Fund Annual Report October 31, 2009
Investment Advisor Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Administrator Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Core Growth Fund
Letter to Shareholders

December 7, 2009

MARKET ENVIRONMENT:  When the Fund’s fiscal year began in November 2008, the equity markets were in the midst of one of the biggest sell-offs in history, as massive liquidations continued to drive the market lower through mid-November. The market recovered a bit in the latter weeks of the year, but with the end result proving 2008 to be one of the worst years in the history of the stock market.  As investors looked to 2009, discussions seemed to center on how effectively the various forms of monetary and fiscal stimulus could limit the depth and duration of the economic crisis, and which individual companies might be able to thrive despite the challenging conditions.

As the calendar turned to 2009, the negative tone did not change initially, as job losses continued to mount and there was rampant speculation that the country’s largest banks would all be nationalized.  The market eventually bottomed in early March at its lowest level in over 12 years before beginning a strong rally that would endure for nearly the remainder of the fiscal year.  The Federal Reserve boosted its balance sheet, the Treasury Secretary announced its massive toxic asset plan, and several banks issued profitable guidance, all helping to spark the global rally.

The April earnings season saw the financials sector lead the way, as bank results broadly beat expectations and stress test results eased many of the worst fears.  While there were an increasing number of encouraging economic signs, such as a downward trend in new jobless claims, generally lower levels of inventory around the globe, and improving manufacturing indicators, several headwind factors, such as the ballooning deficit, the prospect of higher taxes, and massive deleveraging, suggested that the economic recovery would be muted and would not lift all boats.

The market rally continued through the summer, as investor worry about quarterly earnings and an imminent pullback in stock prices gave way to improving sentiment and more talk of the recession’s end.  Earnings results broadly benefited from significant cost cutting and, in many cases, better than expected demand, allowing margins to expand for a number of companies.

As the fiscal year came to a close, the market’s 60% rally that began in early March appeared to lose a bit of steam in mid-October, with some questioning the sustainability of the economic recovery despite positive GDP and an encouraging pickup in M&A activity.

2

PORTFOLIO AND PERFORMANCE REVIEW.  The following table breaks out the holdings of the Chesapeake Core Growth Fund (the “Fund”) by economic sector and compares 2008 and 2009 fiscal year-end holdings to those of the S&P 500 Total Return Index (“S&P 500”).1

Economic Sector	S&P 500 10/31/2008	Fund 10/31/2008	S&P 500 10/31/2009	Fund 10/31/2009
Consumer Discretionary	8%	10%	9%	12%
Consumer Staples	13%	4%	12%	5%
Energy	13%	3%	12%	6%
Financials	15%	16%	15%	15%
Health Care	14%	23%	13%	19%
Industrials	11%	7%	10%	7%
Information Technology	16%	31%	19%	29%
Materials	3%	6%	3%	4%
Telecommunication Services	3%	0%	3%	2%
Utlities	4%	0%	4%	1%

The most significant sector shifts in the Fund during the fiscal year were decreases in Health Care and Materials, with that capital being mostly redeployed to Energy and Consumer Discretionary.  Relative to the broad market, our largest sector overweights are in Health Care and Consumer Discretionary, while we continue to be most underexposed to Energy and Consumer Staples relative to the S&P 500.

During the Fund’s fiscal year, nearly all sectors contributed positively to portfolio profits.  Information Technology, Consumer Discretionary, and Industrials posted the strongest positive contributions to overall returns, with Information Technology holdings gaining nearly 20%.  Only Materials and Consumer Staples posted negative contributions, and the Fund’s exposure to those sectors was modest, limiting their impact on overall portfolio results.

The Fund’s most significant individual contributors to profits this fiscal year were Goldman Sachs (diversified banking services), Apple Computer (consumer electronics), Liberty Media Corp. (cable television), Mastercard (electronic business services), and Freeport-McMoRan (copper and gold mining).  The principal detractors were American Capital (diversified financial services), Wynn Resorts (casinos), Bank of America (diversified banking services), MEMC Electronic Materials (semiconductors), and Merrill Lynch & Co. (diversified banking services).

The Fund’s total return of 9.59% this fiscal year is in line with the  9.80% return for the S&P 500.
________
1	For sector classification, the Standard & Poor’s Global Industry Standards (GICS) is used.

3

OUTLOOK.

For our part, we continue to believe that economic growth will not be as robust as might be typical coming out of a recession because of persistent unemployment and a more reserved consumer. To us, this means that stock price performance will not be universal, and thus stock selection will be key. But, what we believe is truly important here is that there has been measurable economic improvement and, therefore, a better underpinning for stocks.

We believe that the significant number of investors on the sideline who have missed the market’s recent move continue to provide fuel for stock price appreciation. But what is more important as it relates to our portfolio is that we think there are a number of exciting trends in which we are participating that should occur independent of the level of GDP growth.

Our take regarding our current opportunity is perhaps best summarized by our recent portfolio challenge: what current positions to sell to make room for new ideas? Throughout our history, we have typically operated with a pipeline of ideas that work their way into the portfolio only after displacing other holdings. The condition today is different in that never before have we struggled so much and for so long over what to sell to make room for potential new names. This is due to the fact that we believe that all of our companies have very strong prospects for stock price appreciation or are necessary to balance certain risks.  We understand that, regarding some, we will be wrong and that, regarding others, it will take longer than we hope to realize our profits. The point is that not only are our existing holdings very compelling, but so too are a number of names that we do not own but which we may own in the future.

So, when we listen to today’s raging debate as to market direction, we cannot help but think how it might be different if it were built from a more centered perspective. In reality, more companies are attractive to us than we have room to own. At the same time, we feel that there are others that are simply not attractive at all. Thus, at this point we do not think it is the all-or-nothing game so many pundits would like us to believe. But while they continue to debate, we strongly believe that opportunity will persist, and our intent will be to capitalize on it.

Sincerely,

W. Whitfield Gardner	John L. Lewis IV

4

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee waivers and/or expense reimbursements have positively impacted Fund performance.  An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights table found within this Report.

5

The Chesapeake Core Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Core Growth Fund and the S&P 500® Total Return Index*

 Average Annual Total Returns(a)
(for periods ended October 31, 2009)

	1 Year	5 Years	10 Years
The Chesapeake Core Growth Fund	9.59%	-2.67%	0.52%
S&P® 500 Total Return Index	9.80%	0.33%	-0.95%

*
The S&P 500 Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.  The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Past performance does not predict future performance.

6

The Chesapeake Core Growth Fund

The Chesapeake Core Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2009 (Unaudited)

Top Ten Holdings
October 31, 2009 (Unaudited)

Security Description	% of Net Assets
Bank of America Corp.	4.4%
Humana, Inc.	3.9%
Apple, Inc.	3.7%
MasterCard, Inc. - Class A	3.5%
Liberty Media Corp. - Entertainment - Series A	2.8%
Google, Inc. - Class A	2.7%
CVS Caremark Corp.	2.7%
Goldman Sachs Group, Inc. (The)	2.6%
McKesson Corp.	2.5%
Teva Pharmaceutical Industries Ltd. - ADR	2.5%

7

The Chesapeake Core Growth Fund
Schedule of Investments
October 31, 2009

Common Stocks — 99.9%	Shares	Value
Consumer Discretionary — 12.4%
Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	96,915	$5,680,188

Internet & Catalog Retail — 2.1%
Amazon.com, Inc. *	62,221	7,392,477

Media — 2.8%
Liberty Media Corp. - Entertainment - Series A *	322,050	9,925,581

Specialty Retail — 5.9%
Best Buy Co., Inc.	172,380	6,581,469
TJX Cos., Inc. (The)	185,020	6,910,497
Urban Outfitters, Inc. *	224,745	7,052,498
		20,544,464
Consumer Staples — 4.5%
Food & Staples Retailing — 2.7%
CVS Caremark Corp.	268,130	9,464,989

Food Products — 1.8%
Dean Foods Co. *	341,495	6,225,454

Energy — 5.5%
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp.	135,825	8,275,817
Chevron Corp.	61,905	4,738,209
Marathon Oil Corp.	201,195	6,432,204
		19,446,230
Financials — 14.7%
Capital Markets — 5.1%
Goldman Sachs Group, Inc. (The)	52,876	8,997,909
Northern Trust Corp.	67,028	3,368,157
TD AMERITRADE Holding Corp. *	282,760	5,457,268
		17,823,334
Commercial Banks — 2.1%
Wells Fargo & Co.	273,500	7,526,720

Diversified Financial Services — 6.0%
Bank of America Corp.	1,048,328	15,284,622
CME Group, Inc.	19,425	5,878,199
		21,162,821
Insurance — 1.5%
MetLife, Inc.	150,255	5,113,178

8

The Chesapeake Core Growth Fund
Schedule of Investments (Continued)

Common Stocks — 99.9% (Continued)	Shares	Value
Health Care — 18.8%
Biotechnology — 3.9%
Celgene Corp. *	143,095	$7,305,000
Gilead Sciences, Inc. *	152,010	6,468,025
		13,773,025
Health Care Equipment & Supplies — 1.4%
Boston Scientific Corp. *	600,740	4,878,009

Health Care Providers & Services — 9.9%
Express Scripts, Inc. *	106,851	8,539,532
Humana, Inc. *	365,640	13,740,751
McKesson Corp.	150,925	8,863,826
WellPoint, Inc. *	77,295	3,614,314
		34,758,423
Pharmaceuticals — 3.6%
Sanofi-Aventis - ADR	104,900	3,872,908
Teva Pharmaceutical Industries Ltd. - ADR	173,280	8,747,174
		12,620,082
Industrials — 7.1%
Aerospace & Defense — 1.4%
Boeing Co., (The)	105,025	5,020,195

Air Freight & Logistics — 2.4%
FedEx Corp.	115,620	8,404,418

Industrial Conglomerates — 2.0%
McDermott International, Inc. *	315,220	7,007,340

Road & Rail — 1.3%
CSX Corp.	110,750	4,671,435

Information Technology — 29.3%
Communications Equipment — 3.0%
QUALCOMM, Inc.	183,109	7,582,544
Research In Motion Ltd. *	47,207	2,772,467
		10,355,011
Computers & Peripherals — 6.0%
Apple, Inc. *	68,270	12,868,895
Hewlett-Packard Co.	171,760	8,151,730
		21,020,625
Electronic Equipment, Instruments & Components — 1.5%
Corning, Inc.	350,304	5,117,941

Internet Software & Services — 4.8%
Equinix, Inc. *	83,600	7,132,752
Google, Inc. - Class A *	17,990	9,644,799
		16,777,551

9

The Chesapeake Core Growth Fund
Schedule of Investments (Continued)

Common Stocks — 99.9% (Continued)	Shares	Value
Information Technology — 29.3% (Continued)
IT Services — 3.5%
MasterCard, Inc. - Class A	55,517	$12,159,333

Semiconductors & Semiconductor Equipment — 6.7%
Intel Corp.	355,465	6,792,936
Lam Research Corp. *	178,480	6,018,345
Marvell Technology Group Ltd. *	435,790	5,979,039
MEMC Electronic Materials, Inc. *	384,435	4,774,683
		23,565,003
Software — 3.8%
Activision Blizzard, Inc. *	719,170	7,788,611
Oracle Corp.	267,250	5,638,975
		13,427,586
Materials — 4.4%
Chemicals — 1.0%
Lubrizol Corp.	51,600	3,434,496

Metals & Mining — 3.4%
Alcoa, Inc.	395,000	4,905,900
Freeport-McMoRan Copper & Gold, Inc. *	96,335	7,067,136
		11,973,036
Telecommunication Services — 1.8%
Wireless Telecommunication Services — 1.8%
America Movil S.A.B. de C.V. - Series L - ADR	143,335	6,325,374

Utilities — 1.4%
Independent Power Producers & Energy Traders — 1.4%
AES Corp. (The) *	365,925	4,782,640

Total Common Stocks (Cost $369,694,731)		$350,376,959

Money Market Funds — 0.1%	Shares	Value
Evergreen Institutional Money Market Fund -
Institutional Class, 0.09% (a) (Cost $516,426)	516,426	$516,426

Total Investments at Value — 100.0% (Cost $370,211,157)		$350,893,385

Liabilities in Excess of Other Assets — (0.0%)		(76,952)

Total Net Assets — 100.0%		$350,816,433

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2009.

See accompanying notes to financial statements.

10

The Chesapeake Core Growth Fund
Statement of Assets and Liabilities
October 31, 2009

ASSETS
Investments in securities:
At acquisition cost	$370,211,157
At value (Note 1)	$350,893,385
Dividends and interest receivable	41,667
Receivable for investment securities sold	4,897,308
Receivable for capital shares sold	170,811
Other assets	20,877
TOTAL ASSETS	356,024,048

LIABILITIES
Payable for investment securities purchased	4,541,634
Payable for capital shares redeemed	290,289
Payable to Advisor (Note 4)	219,467
Accrued compliance fees (Note 4)	4,325
Accrued distribution fees (Note 4)	59,842
Payable to administrator (Note 4)	36,480
Accrued Trustees’ fees (Note 3)	3,333
Other accrued expenses and liabilities	52,245
TOTAL LIABILITIES	5,207,615

NET ASSETS	$350,816,433

Net assets consist of:
Paid-in capital	$570,276,342
Accumulated net realized losses from security transactions	(200,142,137)
Net unrealized depreciation on investments	(19,317,772)
NET ASSETS	$350,816,433

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	27,637,355

Net asset value, offering price and redemption price per share (Note 1)	$12.69

See accompanying notes to financial statements.

11

The Chesapeake Core Growth Fund
Statement of Operations
For the Year Ended October 31, 2009

INVESTMENT INCOME
Dividends	$3,582,047
Foreign withholding taxes on dividends	(22,328)
Interest	530
Securities lending income (Note 1)	349,546
TOTAL INCOME	3,909,795

EXPENSES
Investment advisory fees (Note 4)	3,456,399
Distribution and service plan fees (Note 4)	864,540
Administration fees (Note 4)	258,898
Litigation settlement (Note 8)	230,976
Shareholder account maintenance fees	141,198
Interest expense (Note 6)	93,765
Transfer agent fees (Note 4)	83,168
Professional fees	78,274
Postage and supplies	69,238
Fund accounting fees (Note 4)	64,481
Compliance service fees (Note 4)	51,928
Registration fees	46,984
ICI membership fees	46,359
Custodian and bank service fees	23,859
Reports to shareholders	21,646
Trustees’ fees (Note 3)	16,000
Insurance expense	13,416
Other expenses	3,514
TOTAL EXPENSES	5,564,643
Fees waived by the Advisor (Note 4)	(726,122)
Refund of investment advisory fees previously earned by the Advisor (Note 4)	(142,417)
Fees paid indirectly through a directed brokerage arrangement (Note 5)	(144,907)
NET EXPENSES	4,551,197

NET INVESTMENT LOSS	(641,402)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(184,745,676)
Net change in unrealized appreciation/depreciation on investments	190,010,970

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,265,294

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,623,892

See accompanying notes to financial statements.

12

The Chesapeake Core Growth Fund
Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment loss	$(641,402)	$(2,258,939)
Net realized losses from security transactions	(184,745,676)	(13,811,050)
Net change in unrealized appreciation/depreciation on investments	190,010,970	(441,302,852)
Net increase (decrease) in net assets from operations	4,623,892	(457,372,841)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(39,017,537)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	102,103,060	267,936,775
Reinvestment of distributions to shareholders	—	31,948,763
Payments for shares redeemed	(258,170,584)	(376,739,488)
Net decrease in net assets from capital share transactions	(156,067,524)	(76,853,950)

TOTAL DECREASE IN NET ASSETS	(151,443,632)	(573,244,328)

NET ASSETS
Beginning of year	502,260,065	1,075,504,393
End of year	$350,816,433	$502,260,065

ACCUMULATED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	10,085,976	14,726,116
Shares issued in reinvestment of distributions to shareholders	—	1,595,046
Shares redeemed	(25,826,087)	(22,523,653)
Net decrease in shares outstanding	(15,740,111)	(6,202,491)
Shares outstanding, beginning of year	43,377,466	49,579,957
Shares outstanding, end of year	27,637,355	43,377,466

See accompanying notes to financial statements.

13

The Chesapeake Core Growth Fund
Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2009		2008	2007	2006	2005
Net asset value at beginning of year	$11.58		$21.69	$17.66	$16.88	$15.41

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.05)	(0.09)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	1.13		(9.25)	4.20	1.11	1.54
Total from investment operations	1.11		(9.30)	4.11	1.04	1.47

Less distributions:
From net realized gains on investments	—		(0.81)	(0.08)	(0.26)	—

Net asset value at end of year	$12.69		$11.58	$21.69	$17.66	$16.88

Total return (a)	9.59%		(44.45% )	23.38%	6.17%	9.54%

Net assets at end of year (000’s)	$350,816		$502,260	$1,075,504	$792,284	$628,049

Ratio of gross expenses to average net assets (b)	1.61%		1.42%	1.39%	1.42%	1.45%

Ratio of net expenses to average net assets (Notes 4 and 5)	1.32%		1.39%	1.34%	1.35%	1.35%

Ratio of net investment loss to average net assets	(0.19%	)	(0.25% )	(0.46% )	(0.42% )	(0.51%	)

Portfolio turnover rate	65%		69%	70%	83%	90%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Ratios were determined based on expenses prior to any reductions or refunds of advisory fees or distribution and service fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

14

The Chesapeake Core Growth Fund
Notes to Financial Statements
October 31, 2009

1.  Organization and Significant Accounting Policies

The Chesapeake Core Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

The investment objective of the Fund is to seek capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States.

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trust’s Board of Trustees (the “Board”).  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

15

The Chesapeake Core Growth Fund
Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009:

Level 1 - Quoted prices	$350,893,385
Level 2 - Other significant observable inputs	—
Level 3 - Significant unobservable inputs	—
Total	$350,893,385

Refer to the Fund’s Schedule of Investments for a listing of the securities, all of which were valued using Level 1 inputs, by security type and industry type, as required by GAAP.

Share valuation – The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding.  The offering price and redemption price per share is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.  There were no distributions paid during the year ended October 31, 2009. The tax character of distributions paid during the year ended October 31, 2008 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
October 31, 2008	$202,891	$38,814,646	$39,017,537

16

The Chesapeake Core Growth Fund
Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2009:

Cost of portfolio investments	$385,370,521
Gross unrealized appreciation	$32,742,914
Gross unrealized depreciation	(67,220,050)
Net unrealized depreciation	(34,477,136)
Capital loss carryforwards	(184,982,773)
Accumulated deficit	$(219,459,909)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP.  These “book/tax” differences are either temporary in nature and are due to the tax deferral of losses on wash sales.

As of October 31, 2009, the Fund had capital loss carryforwards for federal income tax purposes of $184,982,773, of which $11,439,772 expires on October 31, 2016 and $173,543,001 expires on October 31, 2017.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

17

The Chesapeake Core Growth Fund
Notes to Financial Statements (Continued)

For the year ended October 31, 2009, the Fund reclassified $641,402 of net investment loss against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.   Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (October 31, 2006 through October 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Lending of portfolio securities – In order to generate additional income, the Fund may lend portfolio securities in an amount up to 25% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which are determined by the Fund’s advisor to be creditworthy under guidelines established by the Board.  Securities loaned are secured by collateral whose fair value must always exceed the market value of the securities loaned plus accrued interest.  The Fund receives compensation in the form of interest on the securities or cash received as collateral for lending securities.  The Fund also continues to receive interest or dividends on the securities loaned.  Unrealized gain or loss in the fair value of the securities loaned that may occur during the term of the loan is reflected in the net asset value of the Fund. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.  The Fund may experience a loss if the borrower defaults on the loan.  During the year ended October 31, 2009, the Fund earned $349,546 from securities lending.   As of October 31, 2009, the Fund had no securities on loan.

2.  Investment Transactions

During the year ended October 31, 2009, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $228,800,238 and $383,731,430, respectively.

3.  Trustees and Officers

Certain Trustees and officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

18

The Chesapeake Core Growth Fund
Notes to Financial Statements (Continued)

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each such non-interested Trustee $600 for each Board meeting attended in person and by telephone.

4.  Transactions with Affiliates and Other Service Providers to the Fund

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

In order to limit expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust pursuant to which the Advisor has agreed to reduce its fees and to reimburse other expenses until February 28, 2010, so that the total annual operating expenses of the Fund, including, but not limited to, investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the Expense Limitation Agreement (“Fund Operating Expenses”) are limited to 1.40% of the Fund’s average daily net assets. In determining the Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor.  Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor. Finally, the operating expense limit excludes any “acquired fund fees and expenses” as that item is described in the Fund’s propectus. Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years, less any reimbursements previously paid, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above.

As a result of the Expense Limitation Agreement, the Advisor reduced its investment advisory fees by $726,122 for the year ended October 31, 2009. Additionally, during the year ended October 31, 2009, the Advisor refunded $142,417 of investment advisory fees earned during the year ended October 31, 2008.  As of October 31, 2009, the

19

The Chesapeake Core Growth Fund
Notes to Financial Statements (Continued)

amount of fee reductions available for recoupment by the Advisor totaled $868,539.  As of October 31, 2009, the Advisor may recoup these fee reductions no later than the dates as stated below:

November 30, 2011	$142,417
October 31, 2012	726,122
$868,539

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust.  The Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets  from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions.  For these services, Ultimus receives a fee, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries, subject to a minimum fee of $1,500 per month.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

20

The Chesapeake Core Growth Fund
Notes to Financial Statements (Continued)

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended October 31, 2009, the Fund paid $864,540 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund.  UFD receives no compensation from the Fund for acting as principal underwriter.

5.  Directed Brokerage Arrangements

The Advisor has executed certain portfolio trades through brokers who paid a portion of the Fund’s expenses.  During the year ended October 31, 2009, the Fund’s expenses were reduced by $144,907 under these arrangements.

6.  Bank Line of Credit

The Fund has an unsecured $50,000,000 bank line of credit through its custodian bank that is used for short-term liquidity in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the lender’s prime rate at the time of borrowing.  During the year ended October 31, 2009, the Fund incurred $2,009 of interest expense related to the borrowings.  Average debt outstanding during the year ended October 31, 2009 was $453,443.  As of October 31, 2009, the Fund had no outstanding borrowings. Additionally, during the year ended October 31, 2009, prior to the establishment of the bank line of credit, the Fund incurred $91,756 of overdraft charges.

7.  Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

21

The Chesapeake Core Growth Fund
Notes to Financial Statements (Continued)

8.  Legal Matters

On July 14, 2008, the Trust’s previous administrator filed suit against the Trust in state court in Nash County, North Carolina alleging that the Trust improperly terminated a service agreement between the parties.  The Trustees who are not “interested” persons of the Trust as such term is defined under the Investment Company Act of 1940, having evaluated the risks, benefits and costs of pursuing a defencse in litigation versus attempting to settle the matter, determined that it was in the best interest of the Trust to settle the matter.

9.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, GAAP requires the Fund to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on December 18, 2009 and has noted no such events.

10.  Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (the “Codification”) as the source of authoritative accounting principles recognized by FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  All guidance contained in the Codification carries an equal level of authority.  The Codification supersedes all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification has become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and therefore, the Fund has adopted SFAS 168 with these financial statements.  Management has evaluated this new pronouncement and has determined that it does not have a material impact on the determination or reporting of these financial statements.

22

The Chesapeake Core Growth Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Gardner Lewis Investment Trust
and Shareholders of The Chesapeake Core Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund, a series of shares of beneficial interest of the Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2005 were audited by other auditors whose report dated December 14, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Core Growth Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 18, 2009

23

The Chesapeake Core Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2009) and held until the end of the period (October 31, 2009).

The table that follows illustrate the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

24

The Chesapeake Core Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,183.80	$7.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

25

The Chesapeake Core Growth Fund
Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 76) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: DGHM Investment Trust for the one series of that Trust; The Nottingham Investment Trust II for the four series of that Trust; New Providence Investment Trust for the one series of that Trust; Hillman Capital Management Investment Trust for the two series of that Trust; Starboard Investment Trust for the fifteen series of that Trust; and Tilson Investment Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 72) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	2	Mr. Pitt serves as an Independent Trustee of the following: DGHM Investment Trust for the one series of that Trust (a registered investment company).
Interested Trustee*
W. Whitfield Gardner (age 47) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Chief Executive Officer (Principal Executive Officer)	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None.

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

26

The Chesapeake Core Growth Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
John L. Lewis, IV (age 46) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	President	Since 12/93	Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.
Judy B. Werner (age 47) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P.
Robert G. Dorsey (age 52) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain, (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Mark J. Seger (age 47) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

27

The Chesapeake Core Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)

Gardner Lewis Asset Management L.P. (the “Advisor”) supervises the investments of The Chesapeake Core Growth Fund (the “Fund”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Gardner Lewis Investment Trust (the “Trust”).  At the quarterly meeting of the Board of Trustees of the Trust that was held on September 23, 2009, the Trustees unanimously approved the renewal of the Advisory Agreement for another one year term.  In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.  Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; and its efforts to promote and market the

28

The Chesapeake Core Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

Fund and grow the Fund’s assets.  The Trustees also evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel.  The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation.  After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.  Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the historical returns of its benchmark index (the S&P 500 Index), comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data).  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies.  The Trustees noted the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was generally comparable to its peer category.  After reviewing and discussing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.  Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (1) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund in light of the Fund’s expense limitation arrangement with the Advisor; (4) the nature and frequency of advisory fee payments; (5) the Advisor’s staffing, personnel, and methods of operating; and (6) the Advisor’s compliance policies and procedures.  The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund.  The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses.  The Trustees also considered potential benefits for

29

The Chesapeake Core Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than others, although the Fund’s overall net expense ratio was generally comparable to its peers.  Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees to be paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

4.  Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  The Trustees also noted that the Fund’s shareholders would likely experience benefits from expense limitation arrangements that are in place between the Advisor and the Fund.  The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time.  The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees.  Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.  Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates

30

The Chesapeake Core Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided.  The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor.  The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others:  order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation.  The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund.  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.  Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined under the Investment Company Act of 1940, as amended), approved the renewal of the Advisory Agreement for the Fund.

31

The Chesapeake Core Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries: The Chesapeake Core Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	For Investment Advisor Inquiries: Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

The Chesapeake Growth Fund Annual Report October 31, 2009
Investment Advisor Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Administrator Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Growth Fund
Management Discussion of Fund Performance

December 7, 2009

Market Environment:  When the Fund’s fiscal year began in November 2008, the equity markets were in the midst of one of the biggest sell-offs in history, as massive liquidations continued to drive the market lower through mid-November.  The markets recovered a bit in the latter weeks of the year, but with the end result proving 2008 to be one of the worst years in the history of the stock market.  As investors looked to 2009, discussions seemed to center on how effectively the various forms of monetary and fiscal stimulus could limit the depth and duration of the economic crisis, and which individual companies might be able to thrive despite the challenging conditions.

As the calendar turned to 2009, the negative tone did not change initially, as job losses continued to mount and there was rampant speculation that the country’s largest banks would all be nationalized.  The market eventually bottomed in early March at its lowest level in over 12 years before beginning a strong rally that would endure for nearly the remainder of the fiscal year.  The Federal Reserve boosted its balance sheet, the Treasury Secretary announced its massive toxic asset plan, and several banks issued profitable guidance, all helping to spark the global rally.

The April earnings season saw the financials sector lead the way, as bank results broadly beat expectations and stress test results eased many of the worst fears.  While there were an increasing number of encouraging economic signs, such as a downward trend in new jobless claims, generally lower levels of inventory around the globe, and improving manufacturing indicators, several headwind factors, such as the ballooning deficit, the prospect of higher taxes, and massive deleveraging, suggested that the economic recovery would be muted and would not lift all boats.

The market rally continued through the summer, as investor worry about quarterly earnings and an imminent pullback in stock prices gave way to improving sentiment and more talk of the recession’s end.  Earnings results broadly benefited from significant cost cutting and, in many cases, better than expected demand, allowing margins to expand for a number of companies.

As the fiscal year came to a close, the market’s 60% rally that began in early March appeared to lose a bit of steam in mid-October, with some questioning the sustainability of the economic recovery despite positive GDP and an encouraging pickup in M&A activity.

The Chesapeake Growth Fund
Management Discussion of Fund Performance (Continued)

Portfolio and Performance Review.  The following table breaks out the holdings of the Chesapeake Growth Fund (the “Fund”) by economic sector and compares 2008 and 2009 fiscal year-end holdings.

Economic Sector	10/31/2008	10/31/2009
Consumer Descretionary	14%	18%
Consumer Staples	0%	3%
Energy	7%	7%
Financials	15%	17%
Health Care	9%	16%
Industrials	13%	4%
Information Technology	31%	27%
Materials	7%	4%
Telecommunication Services	3%	2%
Utilities	0%	2%

The most significant sector shifts in the Fund during the fiscal year were decreases in Industrials and Information Technology, with that capital being mostly redeployed to Health Care and Consumer Discretionary.

During the Fund’s fiscal year, nearly all sectors contributed positively to portfolio profits, with only Industrials contributing negatively to performance.  Information Technology, Financials, and Health Care provided the strongest positive contributions to overall returns, with each of those sectors posting returns in excess of 24%.

The Fund’s most significant individual contributors to profits this fiscal year were Goldman Sachs (diversified banking services), Constant Contact, Inc. (on-demand marketing solutions), Apple Computer (consumer electronics), Liberty Media Corp. (cable television), and CB Richard Ellis (commercial real estate).  The principal detractors were Continental Airlines (major airline), American Capital (diversified financial services), Southwest Airlines (major airline), Crown Castle Intl. (telecommunications services), and Wynn Resorts (casinos).

The total return for this fiscal year of 24.12% for the Institutional Shares of the Fund compares favorably to the 9.80% return for the S&P 500 Total Return Index.

Outlook.

For our part, we continue to believe that economic growth will not be as robust as might be typical coming out of a recession because of persistent unemployment and a more reserved consumer. To us, this means that stock price performance will not be universal, and thus stock selection will be key. But, what we believe is truly important here is that there has been measurable economic improvement and, therefore, a better underpinning for stocks.

We believe that the significant number of investors on the sideline who have missed the market’s recent move continue to provide fuel for stock price appreciation. But what is more important as it relates to our portfolio is that we think there are a number of exciting trends in which we are participating that should occur independent of the level of GDP growth.

The Chesapeake Growth Fund
Management Discussion of Fund Performance (Continued)

Our take regarding our current opportunity is perhaps best summarized by our recent portfolio challenge: what current positions to sell to make room for new ideas? Throughout our history, we have typically operated with a pipeline of ideas that work their way into the portfolio only after displacing other holdings. The condition today is different in that never before have we struggled so much and for so long over what to sell to make room for potential new names. This is due to the fact that we believe that all of our companies have very strong prospects for stock price appreciation or are necessary to balance certain risks.  We understand that, regarding some, we will be wrong and that, regarding others, it will take longer than we hope to realize our profits. The point is that not only are your existing holdings very compelling, but so too are a number of names that we do not own but which we may own in the future.

So, when we listen to today’s raging debate as to market direction, we cannot help but think how it might be different if it were built from a more centered perspective. In reality, more companies are attractive to us than we have room to own. At the same time, we feel that there are others that are simply not attractive at all. Thus, at this point, we do not think it is the all-or-nothing game so many pundits would like us to believe. But while they continue to debate, we strongly believe that opportunity will persist, and our intent will be to capitalize on it.

Sincerely,

W. Whitfield Gardner	John L. Lewis

The views in the foregoing discussion were those of the Fund’s investment adviser as of the date set forth above and may not reflect their views on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee waivers and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund - Institutional Shares

Comparison of the Change in Value of a $250,000 Investment in
The Chesapeake Growth Fund - Institutional Shares(a), the S&P 500® Total Return Index, the Russell 3000® Growth Index and
the Russell 2000® Growth Index(b)

Average Annual Total Returns (b)
(for periods ended October 31, 2009)

	1 Year	5 Years	10 Years
The Chesapeake Growth Fund - Institutional Shares	24.12%	1.87%	0.09%
The Chesapeake Growth Fund - Investor Shares	23.74%	1.69%	-0.27%
S&P 500® Total Return Index	9.80%	0.33%	-0.95%
Russell 3000® Growth Index	17.04%	1.26%	-3.14%
Russell 2000® Growth Index	11.34%	0.95%	0.12%

* The S&P 500 Index and the Russell Indices are market capitalization weighted indices that are widely used as barometers of U.S. stock market performance.  The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.  All of the indices shown are unmanaged and shown for illustration purposes only.  An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a) The line graph above represents performance of Institutional Shares only, which will vary from the performance of Investor Shares based on the difference in fees paid by shareholders in the different classes.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.  The total returns in the graph and chart above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance does not predict future performance.

The Chesapeake Growth Fund vs S&P 500® Total Return Index Sector Diversification (% of Portfolio) As of October 31, 2009 (Unaudited)

Top 10 Equity Holdings
October 31, 2009 (Unaudited)

Security Description	% of Net Assets
Bank of America Corp.	4.5%
Humana, Inc.	3.7%
Goldman Sachs Group, Inc. (The)	3.4%
Express Scripts, Inc.	3.0%
Apple, Inc.	2.9%
DreamWorks Animation SKG, Inc. - Class A	2.8%
QUALCOMM, Inc.	2.8%
Google, Inc. - Class A	2.7%
DIRECTV Group, Inc. (The)	2.5%
Teva Pharmaceutical Industries Ltd. - ADR	2.5%

The Chesapeake Growth Fund
Schedule of Investments
October 31, 2009

Common Stocks - 100.2%	Shares	Value
Consumer Discretionary - 18.0%
Household Durables - 1.2%
KB Home	9,745	$138,184

Internet & Catalog Retail - 4.9%
Amazon.com, Inc. *	1,150	136,631
Expedia, Inc. *	7,415	168,098
Liberty Media Corp. - Interactive - Series A *	23,905	271,083
		575,812
Media - 5.3%
DIRECTV Group, Inc. (The) *	11,310	297,453
DreamWorks Animation SKG, Inc. - Class A *	10,155	324,960
		622,413
Specialty Retail - 6.6%
Best Buy Co., Inc.	6,325	241,489
Urban Outfitters, Inc. *	7,935	249,000
Vitamin Shoppe, Inc. *	15,750	276,728
		767,217
Consumer Staples - 2.5%
Food Products - 2.5%
Dean Foods Co. *	15,835	288,672

Energy - 7.5%
Oil, Gas & Consumable Fuels - 7.5%
Anadarko Petroleum Corp.	4,195	255,601
Goodrich Petroleum Corp. *	8,640	221,789
Pioneer Natural Resources Co.	4,045	166,290
Range Resources Corp.	4,675	233,984
		877,664
Financials - 17.3%
Capital Markets - 5.4%
Goldman Sachs Group, Inc. (The)	2,298	391,051
TD AMERITRADE Holding Corp. *	12,295	237,293
		628,344
Diversified Financial Services - 6.4%
Bank of America Corp.	35,917	523,670
CME Group, Inc.	735	222,418
		746,088
Insurance - 3.5%
SeaBright Insurance Holdings, Inc. *	10,890	121,750

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 100.2% (Continued)	Shares	Value
Financials - 17.3% (Continued)
Insurance - 3.5% (Continued)
Specialty Underwriters' Alliance, Inc. *	41,350	$282,007
		403,757
Real Estate Management & Development - 2.0%
CB Richard Ellis Group, Inc. - Class A *	22,045	228,166

Health Care - 16.2%
Biotechnology - 3.1%
Human Genome Sciences, Inc. *	7,170	134,007
SIGA Technologies, Inc. *	34,905	222,694
		356,701
Health Care Equipment & Supplies - 2.2%
ResMed, Inc. *	5,295	260,567

Health Care Providers & Services - 8.4%
Express Scripts, Inc. *	4,365	348,851
Genoptix, Inc. *	5,955	207,174
Humana, Inc. *	11,350	426,533
		982,558
Pharmaceuticals - 2.5%
Teva Pharmaceutical Industries Ltd. - ADR	5,815	293,541

Industrials - 4.2%
Machinery - 1.6%
ESCO Technologies, Inc. *	4,795	188,348

Professional Services - 1.3%
Acacia Research Corp. *	20,220	153,672

Road & Rail - 1.3%
Hertz Global Holdings, Inc. *	15,355	142,955

Information Technology - 26.6%
Communications Equipment - 5.5%
Arris Group, Inc. *	15,000	153,900
Plantronics, Inc.	6,920	166,841
QUALCOMM, Inc.	7,775	321,963
		642,704
Computers & Peripherals - 2.9%
Apple, Inc. *	1,825	344,013

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 100.2% (Continued)	Shares	Value
Information Technology - 26.6% (Continued)
Electronic Equipment, Instruments & Components - 1.3%
Corning, Inc.	10,380	$151,652

Internet Software & Services - 5.0%
Equinix, Inc. *	3,095	264,065
Google, Inc. - Class A *	584	313,094
		577,159
IT Services - 2.2%
MasterCard, Inc. - Class A	1,166	255,377

Semiconductors & Semiconductor Equipment - 4.8%
Lam Research Corp. *	5,865	197,768
Tessera Technologies, Inc. *	10,745	237,572
Veeco Instruments, Inc. *	4,980	121,263
		556,603
Software - 4.9%
Activision Blizzard, Inc. *	20,481	221,809
MICROS Systems, Inc. *	7,430	200,016
Net 1 UEPS Technologies, Inc. *	8,535	149,277
		571,102
Materials - 4.1%
Chemicals - 2.0%
Lubrizol Corp.	3,455	229,965

Containers & Packaging - 2.1%
Crown Holdings, Inc. *	9,200	245,180

Telecommunication Services - 2.3%
Wireless Telecommunication Services - 2.3%
NII Holdings, Inc. *	10,000	269,300

Utilities - 1.5%
Independent Power Producers & Energy Traders - 1.5%
AES Corp. (The) *	13,390	175,007

Total Common Stocks (Cost $10,994,271)		$11,672,721

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Money Market Funds - 0.2%	Shares	Value
Evergreen Institutional Money Market Fund - Institutional Class, 0.09% (a) (Cost $20,773)	20,773	$20,773

Total Investments at Value - 100.4% (Cost $11,015,044)		$11,693,494

Liabilities in Excess of Other Assets - (0.4%)		(42,632)

Total Net Assets - 100.0%		$11,650,862

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2009.

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Assets and Liabilities
October 31, 2009

ASSETS
Investments in securities:
At acquisition cost	$11,015,044
At value (Note 1)	$11,693,494
Dividends receivable	160
Receivable for investment securities sold	448,784
Other assets	5,932
TOTAL ASSETS	12,148,370

LIABILITIES
Payable for investment securities purchased	446,437
Payable to Advisor (Note 4)	21,195
Accrued compliance fees (Note 4)	685
Payable to administrator (Note 4)	6,350
Accrued distribution and service plan fees (Note 4)	308
Accrued Trustees' fees (Note 3)	3,333
Other accrued expenses	19,200
TOTAL LIABILITIES	497,508

NET ASSETS	$11,650,862

Net assets consist of:
Paid-in capital	$38,779,760
Accumulated net realized losses from security transactions	(27,807,348)
Net unrealized appreciation on investments	678,450
NET ASSETS	$11,650,862

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares	$8,882,137
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	784,612
Net asset value, offering price and redemption price per share (Note 1)	$11.32

PRICING OF INVESTOR SHARES
Net assets applicable to Investor shares	$2,768,725
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	261,745
Net asset value, offering price and redemption price per share (Note 1)	$10.58

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Operations
For the Year Ended October 31, 2009

INVESTMENT INCOME
Dividends (Net of foreign tax witholding of $812)	$49,343

EXPENSES
Investment advisory fees (Note 4)	100,227
Professional fees	39,570
Fund accounting fees (Note 4)	36,939
Transfer agent fees, Institutional (Note 4)	15,000
Transfer agent fees, Investor (Note 4)	6,000
Administration fees (Note 4)	18,000
Trustees' fees (Note 3)	16,000
Registration fees, Common	12,559
Registration fees, Investor	3,264
Compliance service fees (Note 4)	8,122
Postage and supplies	6,448
Custodian and bank service fees	4,673
Litigation settlement (Note 7)	4,024
Reports to shareholders	3,935
Insurance expense	2,899
Distribution and service plan fees, Investor (Note 4)	2,137
Other expenses	9,871
TOTAL EXPENSES	289,668
Fees waived and expenses reimbursed by the Advisor (Note 4)	(58,768)
Refund of investment advisory fees previously earned by Advisor (Note 4)	(2,784)
Fees paid indirectly through a directed brokerage arrangement (Note 5)	(3,843)
Plus previously waived fees and reimbursed expenses recovered by the Advisor (Note 4)	7,576
NET EXPENSES	231,849

NET INVESTMENT LOSS	(182,506)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(2,002,600)
Net change in unrealized appreciation/depreciation on investments	4,345,531

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,342,931

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,160,425

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statements of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment loss	$(182,506)	$(116,535)
Net realized gains (losses) from security transactions	(2,002,600)	2,737
Net change in unrealized appreciation/depreciation on investments	4,345,531	(8,050,618)
Net increase (decrease) in net assets from operations	2,160,425	(8,164,416)

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Net assets received in conjunction with fund merger (Note 1)	-	6,516,127
Proceeds from shares sold	126,954	667,902
Payments for shares redeemed	(487,036)	(406,882)
Net increase (decrease) in net assets from Institutional shares capital share transactions	(360,082)	6,777,147

INVESTOR SHARES
Proceeds from shares sold	-	86,204
Payments for shares redeemed	(460,304)	(210,181)
Net decrease in net assets from Investor shares capital share transactions	(460,304)	(123,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,340,039	(1,511,246)

NET ASSETS
Beginning of year	10,310,823	11,822,069
End of year	$11,650,862	$10,310,823

ACCUMULATED NET INVESTMENT INCOME	$-	$-

SUMMARY OF CAPITAL SHARE ACTIVITY
INSTITUTIONAL SHARES
Shares issued in conjunction with fund merger (Note 1)	-	430,027
Shares sold	13,433	48,607
Shares redeemed	(60,132)	(30,531)
Net increase (decrease) in shares outstanding	(46,699)	448,103
Shares outstanding, beginning of year	831,311	383,208
Shares outstanding, end of year	784,612	831,311

INVESTOR SHARES
Shares sold	-	6,618
Shares redeemed	(57,181)	(16,438)
Net decrease in shares outstanding	(57,181)	(9,820)
Shares outstanding, beginning of year	318,926	328,746
Shares outstanding, end of year	261,745	318,926

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Institutional Shares
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended October 31,

	2009	2008	2007	2006	2005

Net asset value at beginning of year	$ 9.12	$ 17.07	$ 12.58	$ 11.84	$ 10.33

Income (loss) from investment operations:
Net investment loss	(0.17)	(0.08)	(0.31)	(0.27)	(0.16)
Net realized and unrealized gains (losses)
on investments	2.37	(7.87)	4.80	1.01	1.67
Total from investment operations	2.20	(7.95)	4.49	0.74	1.51

Net asset value at end of year	$ 11.32	$ 9.12	$ 17.07	$ 12.58	$ 11.84

Total return (a)	24.12%	(46.57%)	35.69%	6.25%	14.62%

Net assets at end of year (000's)	$ 8,882	$ 7,585	$ 6,542	$ 9,297	$ 17,012

Ratio of gross expenses to average net assets (b)	2.83%	2.44%	2.97%	2.11%	1.97%

Ratio of net expenses to average net assets (Notes 4 and 5)	2.25%	1.59%	2.91%	2.05%	1.94%

Ratio of net investment loss to average net assets	(1.76%)	(0.86%)	(2.02%)	(1.46%)	(1.22%)

Portfolio turnover rate	80%	113%	73%	71%	78%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Investor Shares
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended October 31,

	2009	2008	2007	2006	2005

Net asset value at beginning of year	$ 8.55	$ 16.06	$ 11.87	$ 11.14	$ 9.75

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.16)	(0.35)	(0.24)	(0.19)
Net realized and unrealized gains (losses)
on investments	2.22	(7.35)	4.54	0.97	1.58
Total from investment operations	2.03	(7.51)	4.19	0.73	1.39

Net asset value at end of year	$ 10.58	$ 8.55	$ 16.06	$ 11.87	$ 11.14

Total return (a)	23.74%	(46.76%)	35.30%	6.55%	14.26%

Net assets at end of year (000's)	$ 2,769	$ 2,725	$ 5,280	$ 4,213	$ 4,999

Ratio of gross expenses to average net assets (b)	3.05%	2.71%	3.21%	2.39%	2.22%

Ratio of net expenses to average net assets (Notes 4 and 5)	2.49%	1.89%	3.15%	2.30%	2.19%

Ratio of net investment loss to average net assets	(2.00%)	(1.16%)	(2.26%)	(1.71%)	(1.46%)

Portfolio turnover rate	80%	113%	73%	71%	78%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 4 and 5).

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Notes to Financial Statements
October 31, 2009

1.	Organization and Significant Accounting Policies

The Chesapeake Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

The investment objective of the Fund is to seek capital appreciation by investing primarily in equity securities of companies without regard to capitalization.

The Fund currently offers two classes of shares:  Institutional shares (sold without any sales loads or distribution fees) and Investor shares (formerly, Class A Investor shares) (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor shares).  Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all material respects except that (1) Investor shares bear distribution fees; (2) certain other class-specific expenses will be born solely by the class to which such expenses are attributable; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

On June 26, 2008, the Fund consummated a tax-free merger with the Chesapeake Aggressive Growth Fund (the “Aggressive Growth Fund”), previously a series of the Trust.  Pursuant to the terms of the agreement governing the merger, each share of the Aggressive Growth Fund was converted into an equivalent dollar amount of shares of the Institutional shares of the Fund, based on the net asset value of the Institutional shares of the Fund and the Aggressive Growth Fund as of June 25, 2008 ($15.15 and $8.70, respectively), resulting in a conversion ratio of 0.57404498 shares of the Institutional shares of the Fund for each share of the Aggressive Growth Fund.  The Fund thus issued 430,027 Institutional class shares to shareholders of the Aggressive Growth Fund.  Net assets of the Fund and the Aggressive Growth Fund as of the merger date were $11,019,264 and $6,516,127, including unrealized appreciation of $1,116,348 and $848,350, respectively.  In addition, the Aggressive Growth Fund’s net assets included accumulated net realized capital losses of $211,500.  Total net assets of the Fund immediately after the merger were $17,535,391.

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trust’s Board of Trustees (the “Board”).  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009:

Level 1 - Quoted prices	$11,693,494
Level 2 - Other significant observable inputs	-
Level 3 - Significant unobservable inputs	-

Total	$11,693,494

Refer to the Fund’s Schedule of Investments for a listing of the securities, all of which were valued using Level 1 inputs, by security type and industry type, as required by GAAP.

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares outstanding of that class.  The offering price and redemption price per share of each class of shares is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are generally declared and paid at least annually.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.  There were no distributions paid during the years ended October 31, 2009 and 2008.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses of the Fund which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2009:

Cost of portfolio investments		$11,102,146
Gross unrealized appreciation		$1,671,486
Gross unrealized depreciation		(1,080,138)
Net unrealized appreciation		$591,348
Capital loss carryforwards		(27,720,246)
Accumulated deficit	$	(27,128,898)

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of October 31, 2009, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires October 31,

$25,518,104	2010
281,852	2016
1,920,290	2017
$27,720,246

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the year ended October 31, 2009, the Fund reclassified $182,506 of net investment loss against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended October 31, 2009, the Fund reclassified accumulated net realized losses of $37,850,727 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is "more-likely-than-not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2006 though October 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2.	Investment Transactions

During the year ended October 31, 2009, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $7,979,108 and $8,528,008, respectively.

3.	Trustees and Officers

Certain Trustees and officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund.  In addition, the Fund pays each such non-interested Trustee $600 for each Board meeting attended in person and by telephone.

4.	Transactions with Affiliates and Service Providers

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a Fee Reduction Agreement, effective March 1, 2009, the Advisor has contractually agreed to reduce its advisory fees and to assume other expenses of the Fund, provided the Fund’s net assets are less than $11 million, until February 28, 2010 in order that the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), for Institutional shares and Investor shares do not exceed 2.75% and 3.00% (“Fund Operating Expenses”), respectively, of average daily net assets.  In determining Fund Operating Expenses, expenses that the Fund would have incurred but did not actually pay because of expense offset or brokerage/services arrangements shall be added to the aggregate expenses so as not to benefit the Advisor.  Additionally, fees reimbursed to the Fund relating to brokerage/services arrangements shall not be taken into account in determining the Fund Operating Expenses so as to benefit the Advisor.  Finally, the operating expense limit excludes any “acquired fund fees and expenses” as that term is described in the Fund’s prospectus.  Prior to March 1, 2009, the Advisor contractually agreed pursuant to an Expense Limitation Agreement (which expired February 28, 2009) to reduce its fees and assume other expenses of the Fund to limit the ratios of total ordinary operating expenses for Institutional shares and Investor shares to 1.39% and 1.64%, respectively, of average daily net assets.  Accordingly, during the year ended October 31, 2009, the Advisor waived investment advisory fees in the amount of $53,536. The Advisor also reimbursed $4,179 of Institutional share expenses and $1,053 of Investor share expenses.  Additionally, during the year ended October 31, 2009, the Advisor refunded $2,784 of investment advisory fees earned during the year ended October 31, 2008.

Pursuant to each of the Fee Reduction Agreement and Expense Limitation Agreements, the Advisor may recoup from the Fund any advisory fee reductions and expense reimbursements by the Advisor pursuant to such arrangements for a period of three years from such fee reduction or expense reimbursement, provided that the Fund is able to make such repayment without causing the total ordinary operating expenses of the Fund to exceed the limitations set forth above.  During the year ended October 31, 2009, the Advisor recouped from the Fund investment advisory fees waived in the current year in the amount of $7,576. As of October 31, 2009, the amount of fee reductions and expense reimbursements available for recoupment by the Advisor totaled $151,394.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

As of October 31, 2009, the Advisor may recoup these fee reductions and expense reimbursements no later than the dates as stated below:

October 31, 2011	$97,418
November 30, 2011	2,784
October 31, 2012	51,192
$151,394

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust.  The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share for each class and maintains the financial books and records of the Fund.  For these services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions.  For these services, Ultimus receives a fee from each class of shares, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries; provided, however, that the minimum monthly fee for the first class of shares is $1,000 if such class has 25 accounts or less, $1,250 if such class has more than 25 accounts but less than 100 accounts and $1,500 per month if such class has 100 accounts or more.  The minimum monthly fee is increased by $500 for each additional class of shares.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan for Investor shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Investor shares. During the year ended October 31, 2009, Investor shares incurred $2,137 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund.  UFD receives no compensation from the Fund for acting as principal underwriter.

5.	Directed Brokerage Arrangements

The Advisor has executed certain portfolio trades through brokers who paid a portion of the Fund’s expenses.  During the year ended October 31, 2009, the Fund’s expenses were reduced by $3,843 under these arrangements.

6.	Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.	Legal Matters

On July 14, 2008, the Trust’s previous administrator filed suit against the Trust in state court in Nash County, North Carolina alleging that the Trust improperly terminated a service agreement between the parties.  The Trustees who are not “interested” persons of the Trust as such term is defined under the Investment Company Act of 1940, having evaluated the risks, benefits and costs of pursuing a defense litigation versus attempting to settle the matter, determined that it was in the best interest of the Trust to settle the matter.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

8.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, GAAP requires the Fund to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on December 18, 2009 and has noted no such events.

9.	Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards CodificationTM” (the “Codification”) as the source of authoritative accounting principles recognized by FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  All guidance contained in the Codification carries an equal level of authority.  The Codification supersedes all then-existing non-SEC accounting and reporting standards.  All other non-grandfathered non-SEC accounting literature not included in the Codification has become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and therefore, the Fund has adopted SFAS 168 with these financial statements.  Management has evaluated this new pronouncement and has determined that it does not have a material impact on the determination or reporting of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Gardner Lewis Investment Trust
and Shareholders of The Chesapeake Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest of the Gardner Lewis Investment Trust, including the schedule of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2005 were audited by other auditors whose report dated December 14, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 18, 2009

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (Rule 12b-1, if applicable to your class) fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2009) and held until the end of the period (October 31, 2009).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional Shares
	Beginning Account Value May 1, 2009	Ending Account Value Oct. 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,212.00	$14.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,011.85	$13.44
* Expenses are equal to Institutional’s annualized expense ratio of 2.65% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investor Shares
	Beginning Account Value May 1, 2009	Ending Account Value Oct. 31, 2009	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,210.50	$16.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,010.69	$14.60
* Expenses are equal to Investor’s annualized expense ratio of 2.88% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Chesapeake Growth Fund
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling the Trust toll free at 1-800-430-3863.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 76) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: DGHM Investment Trust for the one series of that Trust; The Nottingham Investment Trust II for the four series of that trust; New Providence Investment Trust for the one series of that Trust; Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the fifteen series of that Trust; and Tilson Investment Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 72) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 - 2008.	2	Mr. Pitt serves as an Independent Trustee of the following: DGHM Investment Trust for the one series of that Trust (a registered investment company).
Interested Trustee*
W. Whitfield Gardner (age 46) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Chief Executive Officer (Principal Executive Officer)	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None
* W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
John L. Lewis, IV (age 45) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	President	Since 12/93	Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.
Judy B. Werner (age 46) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P.
Robert G. Dorsey (age 52) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
John F. Splain (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Mark J. Seger (age 47) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)

Gardner Lewis Asset Management L.P. (the “Advisor”) supervises the investments of The Chesapeake Growth Fund (the “Fund”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Gardner Lewis Investment Trust (the “Trust”).  At the quarterly meeting of the Board of Trustees of the Trust that was held on September 23, 2009, the Trustees unanimously approved the renewal of the Advisory Agreement for another one year term.  In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the investment performance of the Fund; (3) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed

1.           Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; and its efforts to promote and market the Fund and grow the Fund’s assets.  The Trustees also evaluated the Advisor’s personnel, including the education and experience of the Advisor’s personnel.  The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation.  After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

2.           Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the historical returns of its benchmark index (the S&P 500 Index), comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data).  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies.  The Trustees noted the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was generally comparable to its peer category.  After reviewing and discussing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.           Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (1) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (2) the asset level of the Fund; (3) the overall expenses of the Fund in light of the Fund’s expense limitation arrangement with the Advisor; (4) the nature and frequency of advisory fee payments; (5) the Advisor’s staffing, personnel, and methods of operating; and (6) the Advisor’s compliance policies and procedures.  The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund.  The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors.  The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than others and that the Fund’s overall net expense ratio was generally comparable to its peers.  Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees to be paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

4.           Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  The Trustees also noted that the Fund’s shareholders would likely experience benefits from expense limitation arrangements that are in place between the Advisor and the Fund.  The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time.  The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees.  Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

           5.           Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided.  The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor.  The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others:  order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation.  The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund.  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)
(Continued)

6.           Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined under the Investment Company Act of 1940, as amended), approved the renewal of the Advisory Agreement for the Fund.

The Chesapeake Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Chesapeake Growth Fund	Gardner Lewis Asset Management
c/o Ultimus Fund Solutions, LLC	285 Wilmington-West Chester Pike
P.O. Box 46707	Chadds Ford, Pennsylvania 19317
Cincinnati, Ohio 45246-0707

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The registrant believes that the registrant’s current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant’s board of trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $31,050 and $29,750 with respect to the registrant’s fiscal years ended October 31, 2009 and 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $7,500 with respect to the registrant’s fiscal years ended October 31, 2009 and 2008, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2009 and 2008, aggregate non-audit fees of $5,000 and $7,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required by Item 2 of Form N-CSR.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(a) under the Act.

(b)  Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Gardner Lewis Investment Trust

By (Signature and Title)*	/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date          December 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive Officer (Principal Executive Officer)

Date          December 24, 2009

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer (Principal Financial Officer)

Date _        December 24, 2009

* Print the name and title of each signing officer under his or her signature.